March 4, 2005 Investor Presentation

This presentation contains forward-looking statements that involve risks and uncertainties. The actual results of Temple-Inland may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such differences include general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Temple-Inland; the availability and price of raw materials; competitive actions by other companies; changes in laws or regulations or actions or restrictions of regulators; the accuracy of judgments and estimates concerning the integration of acquired operations and Temple-Inland's consolidation and supply chain initiatives; and other factors, many of which are beyond the control of Temple-Inland. This presentation includes certain non-GAAP financial measures. The required reconciliations to GAAP financial measures can be found at www.templeinland.com.

Proxy Solicitation Temple-Inland and its directors and certain of its executive officers and other persons may be deemed to be participants in the solicitation of proxies for the 2005 Annual Meeting of Stockholders. Information concerning such participants and their interests is available in Temple-Inland's Preliminary Proxy Statement on Schedule 14A, which was filed by Temple-Inland with the Securities and Exchange Commission on February 28, 2005. Stockholders of Temple-Inland are advised to read Temple-Inland's Preliminary Proxy Statement and Definitive Proxy Statement (when available) in connection with Temple-Inland's solicitation of proxies because they do and will contain important information. Stockholders of Temple-Inland and other interested parties may obtain, free of charge, copies of the Preliminary Proxy Statement and the Definitive Proxy Statement (when available) and any other documents filed by Temple-Inland with the SEC, at the SEC's Internet website at www.sec.gov. The Preliminary Proxy Statement and the Definitive Proxy Statement (when available) and these other documents may also be obtained free of charge by contacting one of the firms assisting Temple-Inland in the solicitation of proxies: D.F. King at (212) 269-5550 or MacKenzie Partners toll free at (800) 322-2285 or collect at (212) 929-5500.

Our Key Objective: Creating Superior and Sustainable Shareholder Value Shareholder value is created by maximizing Return on Investment (ROI) Existing portfolio of businesses well-positioned to maximize ROI and cash flow Corrugated Packaging, Forest Products and Financial Services Significant opportunity on High-Value Land Board of Directors and Management team: committed to shareholder value creation Focused strategy and execution of strategic initiatives drive ROI and shareholder value

ROI Drives Shareholder Value Return on Investment Historical EPS Growth Historical Sales Growth Integration 0.59 0.01 0.05 Variable Correlation with Total Shareholder Return (a) Driving ROI Above Cost of Capital Maximizes Value for Shareholders R-Squared (a) Three years.

Temple-Inland Strategy Market-driven, customer-focused Company Focus on Corrugated Packaging from an integrated platform Maximize the value of Timberlands Alignment of well-located converting operations with accelerated fiber growth Development of significant real estate opportunities on High-Value Land Realization of earnings and cash flow from Financial Services, which is a low-cost, low-risk provider of financial products

Our Success In Creating Shareholder Value 1 year 2 year 5 year Temple-Inland 23 71 45 Peer Median -1 31 -1 S&P 500 9 47 -9 Note: Total return includes share price appreciation plus dividends. Peer index includes ABY, BOW, CSAR, DTC, GP, IP, LFB, MWV, SSCC, PKG, WY. (a) Assumes $70 share price as of February 4, 2005. Total Shareholder Return Exceeds Peer Median and S&P 500 Over One, Two and Five Year Periods (a) Total Shareholder Returns: Assumes $70 Temple-Inland Share Price

Top ROI Performance 2004 ROI (a) (a) Defined as EBIT/Investment. TIN WY GP PKG LFB IP MWV CSAR SSCC BOW DTC ABY 0.095 0.089 0.076 0.067 0.064 0.055 0.034 0.031 0.025 0.008 0.005 0.001 PKG LFB

Consistent and Increasing Return of Cash to Shareholders 3rd consecutive annual dividend increase 25% increase to $1.80 per share in 2005 $1.00 special dividend in 2004 Share repurchase program 6 million shares, over 10% of outstanding Stock split 2-for-1 split effective April 1 2002 2003 2004 2005 - Announced Ordinary Dividend 1.28 1.36 1.44 1.8 Special Dividend 1 2.44

Our Strategy is Focused on Driving ROI Temple-Inland 9.5% 12-14% 14-21% Corrugated Packaging 5.2% 12-14% 14-20% • Continued cost reductions (50% of Assets) - Higher box plant asset utilization - Improved mill efficiency • Continued market share growth Forest Products 22.0% 17-19% 18-25% • Increased harvest volumes (23% of Assets) • Mix improvement • Value realization through integration Financial Services 18.5% 19-21% 19-25% • High-growth deposit markets (27% of Assets) • Asset growth • Continued cost reduction - Repositioned mortgage banking operation 2004 2005E Future Key Drivers ROI Future ROI Does Not Include Significant Opportunities from High-Value Land

Strong Cash Flow Will Continue to Drive Shareholder Value 2000 2001 2002 2003 2004 Future 161 323 598 877 1070 1300 High-Value Land (a) (a) Free cash flow defined as cash from operations less capital expenditures. (Dollars in Millions)

Uses of Our Free Cash Flow Grow our businesses - ROI discipline Return to shareholders - Dividends Regular & special - Share repurchases Current authorization for 6 million (10%) Additional programs will be reviewed by the Board

Corrugated Packaging Focus on Corrugated Packaging from an Integrated Platform

Corrugated Packaging Segment Highlights 6 containerboard mills with 3.3 million tons of capacity and 72 converting facilities with box shipments of 3.4 million tons Attractive industry fundamentals Best-positioned paper grade # 3 industry producer 106% integration Business Highlights Lowering Costs, Improving Efficiency and Gaining Market Share Financial Highlights $105 EBIT $2,016 Investment 5.2% ROI $2,736 Revenue 2004 (Dollars in Millions)

Corrugated Packaging Operating Income Improvements Ends Float 2003 Actual Operating Income 11 Market Related Factors (Box Pricing, Board Pricing, OCC) 0 0 -49 Business Improvement (Volume, Mill & Converting Costs) 0 0 143 2004 Actual Operating Income 105 YOY % Change in Manufacturing Costs 2003-2004 (a) Packaging segments only. Lower Costs, Higher Efficiency Driving Higher ROI Operating Income Reconciliation Ends Float TIN(a) -2 PKG 11 10 WY1 -38 6 SSCC 7 TIN (a) PKG WY (a) SSCC (Dollars in Millions)

Temple-Inland Total Cost Reductions in 2004 (Dollars in Millions) Total 2004 Costs $ 3,764 Total 2003 Costs 3,785 Reduction $ (21) Volume-related increases - Packaging shipments 6% - Mill production 7% - Lumber shipments 7% - Panel shipments 6% - Loan growth 7% - Checking growth 15% Cost-related increases - OCC (ton) 26% - Natural gas (mmbtu) 11% - CPI 2.7% Other factors - Pension costs - Health care costs - Stock-based compensation Factors that Normally Push Costs Up

Corrugated Packaging ROI Improvement 2004 Actual 143 2005 Estimate 200 Future 300 15% ROI Improvement Cumulative Business Improvements, Excluding Price Total Cumulative Business Improvements of $300 Million = 15% ROI Improvement, Excluding Price (Dollars in Millions)

2002 2003 2004 Future Mill Cost at 2000 raw material cost 100 96 93 Lowering Costs and Improving Efficiency Lowering Mill Costs Lowering Converting Costs by Improving Asset Utilization 100 96 93 2002 2003 2004 Future Box Shipments 3.2 3.4 3.6 3.7 Box Capacity Available 2.2 1.7 1.2 0.8 Net Converting Cost per Ton 100 102 98 Net Converting Cost per Ton (Relative Scale)

Increasing Market Share 3rd Qtr. 4th Qtr. 1st Qtr. 2nd Qtr. 3rd Qtr. 4th Qtr. TIN 0.001 0.031 0.046 0.079 0.062 0.048 Industry -0.026 0.026 0.033 0.042 0.032 0.018 2003 2004 Temple-Inland has Outpaced the Industry for Six Consecutive Quarters Despite the Closure of Seven Box Plants

Corrugated Packaging - Most Attractive Paper Grade Trend Commentary Consolidation and Capacity Rationalization Top five producers: 76% in 2003 vs. 45% in 1993 Industry capacity reduced by 14% Operating rates at 92% Softwood fiber advantage Growth in Box Demand 2004 industry box shipments up 3% Temple-Inland's box shipments up 6% despite the closure of 7 box plants Low Inventories Inventory levels remain low vs. historical averages Higher Prices $95 per ton linerboard price increases in 2004 $50 per ton linerboard price increase effective April 1 Inventory in Weeks of Supply Inventory in Weeks of Supply Inventory in Weeks of Supply Inventory in Weeks of Supply 1980s 1990s 2000-Present Jan-05 6.4 5.1 4.6 4.2

Improving Industry Fundamentals Driving Better Pricing The Shift from a Production Focus to a Market Focus Starting in 1998 Has Led to Reduced Volatility and Higher Average Prices 1990-1998: Average: $375 1999-2004: Average: $438 $200 $250 $300 $350 $400 $450 $500 $550 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 Eastern U.S. Price, 42 lb. Linerboard per Ton 1980-1989: Average: $316 $50 linerboard price increase announced for April 1, 2005

Forest Products Maximize the Value of Timberlands through Alignment of Well-Located Converting Operations with Accelerated Fiber Growth

Forest Products Segment Highlights Strategic timberlands 1.8 million acres 54% fiber self sufficiency High-Value Land 173,000 acres Low-cost converting operations integrated with our fiber resources Substantially all fiber consumed internally Business Description Integration Drives ROI and Maximizes Value Financial Highlights $215 EBIT $978 Investment 22.0% ROI $971 Revenue 2004 (Dollars in Millions)

Integrated Wood Products Business Substantially All Fiber Consumed Internally - Integration Necessary for ROI Maximization

Higher Returns from Increasing Harvest Fiber growth is accelerating 50% increase over next 10 years Doubles in next 30 years Mix improvement Sawtimber harvest nearly doubles over next 10 years Sawtimber value 5x pulpwood Exploring securitization of incremental cash flow to accelerate value creation Key Drivers Integration Profile 58% 51% 45% 42% 49% 55% 2004 2009 2014 est. Sawlogs 23 31 46 Pulpwood 31 34 39 Fiber Usage 54% 65% 85% Solid Wood ROI (Avg. 2000 - 2004) 2014 11% 25% Increasing Fiber Integration Increases ROI

Forest Products Maximize the Value of Timberlands through Alignment of Well-Located Converting Operations with Accelerated Fiber Growth and Development of Significant Real Estate Opportunities on High-Value Land

Significant Value Creation Opportunity 173,000 acres located around the Atlanta metropolitan area Previously classified as timberlands In 2004, we sold 3,290 acres at $7,000 per acre Significant additional value creation opportunity through entitlement and development High-value acreage will increase over time as Atlanta grows Substantial migration of strategic timberlands to High- Value Land over time

Growing High-Value Land Sales and Inventory 2002 2003 2004 Mill Cost at 2000 raw material cost 162000 172000 173000 Ending Acreage 2002 2003 2004 Mill Cost at 2000 raw material cost 16 12 19 Income 2002 2003 2004 Sale Price/Acre 3000 6000 7000 Sales Price per Acre (Dollars in Millions)

Our Strategy for Value Creation Opportunity Value Chain Relative Capital Required Development Developed for final use, return on capital discipline High User Value Entitlement: zoning, sewer, water and road access Low to moderate High-Value Land Located in growth corridors, not yet entitled Book basis Timberlands Traditional timberlands Book basis Value

Temple-Inland Experienced Real Estate Management Team Kenneth Jastrow CEO [33] Temple-Inland Real Estate Craig Knight [32] LIC John Pierret [25] CLR Ventures / TEMCO Temple-Inland Land & Timber Bob Young [31] NE Group Legal & Administration NW Group Farm & Recreation South Group Residential Commercial [ ] denotes years of industry experience.

Temple-Inland Real Estate Activity Lumbermen's Investment Corporation 30 single-family developments 6,200 acres 7 states High-Value Land 173,000 acres 15 active projects (19,926 acres) TEMCO & CL Realty Joint Ventures with Cousins Properties 16 single-family developments 7,800 acres 3 states CLR Ventures / TEMCO Temple-Inland Land & Timber

Atlanta Market Trends Eighth-largest metropolitan market in the U.S. Largest population increase in U.S. (1990 - 2003) 13.5% projected population increase by 2010 Atlanta's airport is the world's busiest Number one market for new building permits Single-family building permits up 23% per year since 1990 Source: 2004 Demographics Now.

15 Projects 19,926 acres - 13,351 residential 793 retail 1,458 office / industrial - 4,324 greenspace / rec.

Wolf Creek Property Located in Carroll County, GA, approximately 25 miles west of Atlanta's Hartsfield-Jackson International Airport 11,806 acres: Residential - 63% Greenspace / Recreational - 25% Office / Industrial - 7% Retail - 5% Status Zoning application accepted by the County South Fulton Parkway to be completed by April 2006 Continuing negotiations with Water & Sewer authorities

Public Market May Represent Significant Value Opportunity Avatar Holdings Inc. (AVTR) $443 21 12.3 x $21,111 Consolidated Tomoka Land Co. (CTO) 260 16 12.3 15,767 GenCorp (GY) 926 13 82.0 71,716 St. Joe Co. (JOE) 6,043 820 33.3 7,369 Tejon Ranch (TRC) 812 270 NM 3,007 Firm Acres Firm Value / Firm Value / (Dollars in Millions) Value (000) LTM EBITDA Acre Will Consider Spin-Off when Scale is Achieved and Market Conditions Warrant

Financial Services Realization of Earnings and Cash Flow from Financial Services, which is a Low-Cost, Low-Risk Provider of Financial Products

Financial Services Segment Highlights Guaranty Bank: $17 billion in assets Strong historical earnings, ROI, and cash flow Earnings of $1.6 billion over last 10 years Average 10-year ROI of 19% Well-positioned with 141 branches in attractive and fast- growing TX and CA markets Business Description Financial Highlights $207 EBIT $1,123 Investment 18.5% ROI $1,043 Revenue 2004 (Dollars in Millions)

High Growth Deposit Markets Strong presence in the two most populous states... ....with excellent demographics and growth potential $6.7 billion Deposits 95 Branches 9th Largest Bank $2.8 billion Deposits 46 Branches 25th Largest Bank Dallas / Ft. Worth $2.2bn Beaumont $0.3bn Houston $1.6bn San Antonio $0.4bn Austin $0.7bn Modesto $0.3bn Stockton $0.6bn Riverside / San Bernardino $0.8bn San Diego $0.1bn San Francisco / Oakland $0.6bn

Average Dec. 2003 Average Dec. 2004 Outstandings 9.8 10.5 Asset Growth Financial Services has 40 targeted markets and a diversified loan portfolio Loan Portfolio Growth = 7.0% (Dollars in Billions)

2001 2002 2003 2004 Single-Family Mtg 0.45 0.57 0.66 0.66 Non-Residential Real Estate 0.18 0.12 0.07 0.05 Housing 0.23 0.19 0.16 0.16 Corporate 0.14 0.12 0.11 0.13 NPA Ratio 0.0168 0.0134 0.0142 0.0092 Improved Asset Allocation Leading to Lower Risk Actual (at Year-End)

Strong Historical Earnings and Future Growth Financial Services Earnings and Dividends Positioned for Future Growth High-growth Texas and California deposit markets Asset growth driven by geographic and product diversification Repositioned mortgage banking activities Sold Mortgage Servicing assets Sold / closed Retail Mortgage branches Eliminated 1,500 positions, or 35% of the workforce in Financial Services Continued strong ROI and cash flow 2002 2003 2004 Earnings 171 186 207 ROI 0.15 0.158 0.185 Dividends 125 166 105 Total Dividends 2002-2004: $396 million (Dollars in Millions)

Financial Services' Benefit to Temple-Inland Temple-Inland Thrift Peers 1995 7.84664164466403 8.80703252961372 1996 15.7183228137255 10.0277978588235 1997 17.967382984252 12.2210578425197 1998 16.4430733972332 14.1913928043478 1999 17.582043013834 11.8651780812169 2000 8.23635896047431 9.61007683913044 2001 15.9160119939759 11.6790523463855 2002 15.2724348498024 11.9982289268775 2003 20.3346195474308 11.5218349850427 2004 16.4457242687747 12.8312541867589 Current 18.3 13.1 Temple-Inland P/E multiple of 18.3x 2005E at a premium to Thrift P/E multiple of 13.1x High ROI Stable cash flow generation $630 million over last 5 years Reduces volatility Supports return of cash to shareholders strategy Financial leverage Lower than normal capital cushion REIT preferred TIN borrowing to fund thrift Temple-Inland 1995 - 2005YTD Avg. = 15.2 x Thrift Peers 1995 - 2005YTD Avg. = 11.6 x

Concluding Remarks

Our Strategy is Focused on Driving ROI Corrugated Packaging 5.2% 12-14% 14-20% (50% of Assets) Forest Products 22.0% 17-19% 18-25% (23% of Assets) Financial Services 18.5% 19-21% 19-25% (27% of Assets) Temple-Inland 9.5% 12-14% 14-21% 2004 2005E Future ROI Future ROI Does Not Include Significant Opportunities from High-Value Land

Temple-Inland Summary Growing Returns + Investments, Disciplined by ROI + Returning Cash to Shareholders Dividends Share Repurchases + Significant Opportunity On High-Value Land = Creating Superior and Sustainable Shareholder Value

Our Success In Creating Shareholder Value 1 year 2 year 5 year Temple-Inland 23 71 45 Peer Median -1 31 -1 S&P 500 9 47 -9 Note: Total return includes share price appreciation plus dividends. Peer index includes ABY, BOW, CSAR, DTC, GP, IP, LFB, MWV, SSCC, PKG, WY. (a) Assumes $70 share price as of February 4, 2005. Total Shareholder Return Exceeds Peer Median and S&P 500 Over One, Two and Five Year Periods (a) Total Shareholder Returns: Assumes $70 Temple-Inland Share Price